UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 15, 2021
Date of Report (date of earliest event reported)

GENUINE PARTS COMPANY
(Exact name of registrant as specified in its charter)

GA		001-05690	58-0254510
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2999 WILDWOOD PARKWAY,
ATLANTA,	GA		30339
(Address of principal executive offices)			(Zip Code)

(678) 934-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 15, 2021, upon recommendation of the Compensation, Nominating and Corporate Governance Committee, the Board of Directors of Genuine Parts Company (the "Company") increased the size of the Board of Directors to thirteen directors and appointed Juliette W. Pryor as a new director of the Company to fill the vacancy. The Board of Directors has determined that Ms. Pryor is an independent director within the meaning of the listing standards of the New York Stock Exchange and Securities Exchange Act of 1934, as amended. Ms. Pryor will be compensated for her service as a director on the same basis as other non-employee directors of Genuine Parts Company. Ms. Pryor has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Ms. Pryor, age 56, is General Counsel and Corporate Secretary of Albertsons Companies, the second largest grocer in the United States, which operates over 2,200 stores and includes a network of 22 distribution centers and 20 manufacturing facilities in its operations. At Albertsons Cos., Ms. Pryor is responsible for the company’s legal, compliance and government affairs functions. Previously, Ms. Pryor served in similar leadership roles at Cox Enterprises, US Foods and e.spire Communications and was also an attorney in private practice with Skadden Arps. Ms. Pryor will serve as a member of the Company's Audit Committee.

Item 8.01 Other Events

On February 15, 2021, the Board of Directors of the Company declared a regular quarterly cash dividend of eighty-one and one-half cents ($0.815) per share on the Company’s common stock. The dividend is payable on April 1, 2021 to shareholders of record on March 5, 2021.

A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 16, 2021
104	The cover page from this current report on Form 8-K, formatted in inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

Date: February 16, 2021	By:	/s/ Carol B. Yancey

Name: Carol B. Yancey
Title: Executive Vice President and CFO